UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2023

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)

California	1-14523	95-2086631
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block 1008 Toa Payoh North, Unit 03-09
Singapore 318996
(Address of Principal Executive Offices) (Zip Code)

(65) 6265 3300
(Registrant’s Telephone Number, Including Area Code)

______________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b2 of the Securities Exchange Act of 1934 (17 CFR 240.12b2) Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.07.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On December 11, 2023, Trio-Tech International, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below:

Proposal 1. Election of directors

	For	Withheld

S. W. Yong	2,881,399	502,626
Richard M. Horowitz	2,111,494	612,169
Victor H. M. Ting	2,031,901	900,148
Jason T. Adelman	2,118,240	605,423

The Company’s Directors are elected by a plurality of the votes cast.  Stockholders elected S. W. Yong, Richard M. Horowitz, Victor H. M. Ting and Jason T. Adelman to serve as Directors on the Company’s Board of Directors until the end of their respective terms.

Proposal 2. Approval of an Amendment to the Company’s 2017 Director Equity Incentive Plan

Votes For	Against	Abstain

2,178,171	751,305	11,374

The vote required to approve this proposal was the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on any matter.  Accordingly, stockholders voted to approve an amendment to the Company’s Amended and Restated 2017 Director Equity Incentive Plan, increasing the number of shares of the Company’s common stock, no par value (“Common Stock”) authorized for issuance thereunder from 600,000 to 900,000 shares.

Proposal 3. Approval of an Amendment to the Company’s Amended and Restated Bylaws

Votes For	Against	Abstain

2,394,968	414,571	131,311

The vote required to approve this proposal was the affirmative vote of a majority of the shares of Common Stock issued and outstanding.  Accordingly, stockholders voted to approve an amendment to the Company’s Amended and Restated Bylaws to give the Board, in its sole discretion, flexibility to set the number of directors to serve on our Board, from a minimum of four directors, to a maximum of seven directors. The foregoing description of the changes effected through the adoption of the Bylaws does not purport to be complete and is qualified by reference to the full text of the Bylaws, which is attached to this Form 8-K as Exhibit 3.1, and which is incorporated herein by reference.

Proposal 4. Ratification of Mazars LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending June 30, 2024

Votes For	Against	Abstain

3,675,238	31,467	118,164

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Annual Meeting. Accordingly, stockholders ratified the appointment of Mazars LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending June 30, 2024.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Trio-Tech International
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIO-TECH INTERNATIONAL

Date: December 13, 2023	By:	/s/ SRINIVASAN ANITHA
Srinivasan Anitha Chief Financial Officer